                  AMENDMENT (this "Amendment"), dated as of August 26, 1998, to the TERM LOAN AGREEMENT dated as of May 29, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), by and among CENDANT CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), the Syndication Agent, Co-Documentation Agents, Managing Agents and Co-Agents named therein and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested the Lenders to amend certain provisions of the Term Loan Agreement upon the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

                  1. Defined Terms. Terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

                  2. Amendments. The Required Lenders hereby agree that each reference in Sections 5.1(a) and 5.1(b) of the Term Loan Agreement to the date "August 31, 1998" shall instead be a reference to "September 30, 1998".

             (b) Subsection 5.1(b) of the Term Loan Agreement is amended by deleting the phrase "fiscal quarter ending on or about March 31, 1998" and substituting therefor the phrase "fiscal quarters ending on or about March 31, 1998" and June 30, 1998".


                  3. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders shall have duly executed and delivered to the Administrative Agent this Amendment.

                  4. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Term Loan Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

                  5. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.



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                                                                              3
                                                                             TL




                  IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                       CENDANT CORPORATION


                                       By:   /s/ Michael P. Monaco
                                         ------------------------------------
                                         Name:   Michael P. Monaco
                                         Title:  Vice Chairman and CFO


                                       THE CHASE MANHATTAN BANK, as
                                         Administrative Agent and as a Lender


                                       By:     /s/Carol Ulmer
                                          ----------------------------------
                                          Name:/s/Carol Ulmer
                                          Title: Vice President


                                       BANK OF AMERICA NT&SA



                                       By:      /s/ Steve Aronowitz
                                          ----------------------------------
                                          Name: /s/ Steve Aronowitz
                                          Title: Managing Director

                                       BARCLAYS BANK PLC


                                       By:      /s/ Eric Jaeger
                                          ----------------------------------
                                          Name: /s/ Eric Jaeger
                                          Title: Director




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                                                                              4
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                                       BANK BRUSSELS LAMBERT, NEW YORK
                                         BRANCH



                                       By:      /s/ M.C. Swinnen
                                          ----------------------------------
                                          Name: /s/ M.C. Swinnen
                                          Title: Senior Manager




                                       THE BANK OF NOVA SCOTIA



                                       By:      /s/ S. Lockhart
                                          ----------------------------------
                                          Name: /s/ S. Lockhart
                                          Title: Vice President

                                       BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY



                                       By:      /s/ W. DiNicola
                                          ----------------------------------
                                          Name: /s/ W. DiNicola
                                          Title: Attorney-In-Fact

                                       BANQUE NATIONALE DE PARIS, NEW
                                       YORK BRANCH



                                       By:       /s/ Robert Taylor
                                          ----------------------------------
                                          Name:  /s/ Robert Taylor
                                          Title: Senior Vice President



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                                                                              5
                                                                             TL



                                       BANQUE PARIBAS, NEW YORK BRANCH



                                       By:       /s/ Duane Helkowski
                                          ----------------------------------
                                          Name:  /s/ Duane Helkowski
                                          Title: Vice President



                                       By:       /s/ Sean Riddington
                                          ----------------------------------
                                          Name:  /s/ Sean Riddington
                                          Title: Vice President

                                       CANADIAN IMPERIAL BANK OF
                                       COMMERCE



                                       By:       /s/ Gerald Girardi
                                          ----------------------------------
                                          Name:  /s/ Gerald Girardi
                                          Title: Executive Director

                                       COMERICA BANK



                                       By:       /s/ Kimberly Kersten
                                          ----------------------------------
                                          Name:  /s/ Kimberly Kersten
                                          Title: Vice President

                                       CREDIT LYONNAIS NEW YORK BRANCH



                                       By:       /s/ Rod Hurst
                                          ----------------------------------
                                          Name:  /s/ Rod Hurst
                                          Title: Vice President



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                                                                              6
                                                                             TL



                                       CREDIT SUISSE FIRST BOSTON



                                       By:      /s/ Chris Horgan
                                          ----------------------------------
                                          Name: /s/ Chris Horgan
                                          Title: Vice President



                                       By:      /s/ Kristin Lepri
                                          ----------------------------------
                                          Name: /s/ Kristin Lepri
                                          Title:  Associate


                                       FIRST UNION NATIONAL BANK


                                       By:     /s/ Mark Smith
                                          ----------------------------------
                                          Name:/s/ Mark Smith
                                          Title: Senior Vice President

                                       FLEET NATIONAL BANK


                                       By:      /s/ Marlene Haddad
                                          ----------------------------------
                                          Name: /s/ Marlene Haddad
                                          Title: Vice President


                                       THE FUJI BANK, LIMITED
                                         NEW YORK BRANCH



                                       By:      /s/ Toshiaki Yakura
                                          ----------------------------------
                                          Name: /s/ Toshiaki Yakura
                                          Title: Senior Vice President



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                                                                              7
                                                                             TL




                                       THE INDUSTRIAL BANK OF JAPAN,
                                         LIMITED
                                         NEW YORK BRANCH



                                       By:        /s/ William Kennedy
                                          ----------------------------------
                                           Name:  /s/ William Kennedy
                                           Title: Vice President

                                       MELLON BANK, N.A.



                                       By:       /s/ Donald Cassidy
                                          ----------------------------------
                                          Name:  /s/ Donald Cassidy
                                          Title: First Vice President


                                       NATIONSBANK, N.A.



                                       By:      /s/ Eileen Higgins
                                          ----------------------------------
                                          Name: /s/ Eileen Higgins
                                          Title: Vice President

                                       ROYAL BANK OF CANADA



                                       By:      /s/ Sheryl Greenberg
                                          ----------------------------------
                                          Name: /s/ Sheryl Greenberg
                                          Title: Senior Manager




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                                                                              8
                                                                             TL


                                       THE SUMITOMO BANK, LIMITED,
                                         NEW YORK BRANCH



                                       By:      /s/ Kazoyoshi Ogawa
                                          ----------------------------------
                                          Name: /s/ Kazoyoshi Ogawa
                                          Title: Joint General Manager


                                       WELLS FARGO BANK, N.A.



                                       By:     /s/ Timothy McDevitt
                                          ----------------------------------
                                          Name:/s/ Timothy McDevitt
                                          Title: Vice President

                                          ----------------------------------
                                               /s/ David Hollingsworth
                                                 Vice President